UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 14, 2005
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

 Nevada                                0-19118               74-2584033
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation)                      File Number)           Identification No.)

                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Explanatory Note

     This Form 8-K/A (Amendment No. 1) is being filed to amend in its entirety the Form 8-K that Abraxas Petroleum Corporation (the "Company") filed on September 14, 2005.

Item 1.01 Entry into a Material Definitive Agreement.

     On August 19, 2005, the Company issued a press release announcing the appointment of Paul A. Powell, Jr. to its Board of Directors and filed on August 23, 2005, a Current Report on Form 8-K regarding such press release. On
September 14, 2005, the Company issued a press release announcing that in connection with his appointment, the Company awarded options, which generally vest in one-third increments over three years, to Paul A. Powell, Jr. to purchase 45,000 shares of the Company's common stock at $4.59 per share. A copy of the September 14, 2005 press release related to this announcement is attached hereto as Exhibit 99.1. A copy of the form of option agreement is attached hereto as Exhibit 99.2

 Item 7.01 Regulation FD Disclosure.

     The  information  contained in Item 7.01 of this Current Report  (including
Exhibit 99.1) is furnished pursuant to Regulation FD and this Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     On September 14, 2005, the Company announced in a press release that its Board of Directors approved an expanded capital expenditure budget of $32 million for 2005, which increase will be predominantly allocated to Wyoming and the Oates SW Field area in West Texas, and provided an operational update.

Item 9.01 Final Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

                  99.1 Press Release dated September 14, 2005 entitled "Abraxas Announces Expanded Capital Spending Budget for 2005 and Provides Operational Update"

                  99.2 Form of Abraxas Petroleum Corporation Nonstatutory Stock Option Agreement



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Abraxas Petroleum Corporation


                              By: /s/ Chris E. Williford
                                  ---------------------------------------------
                                  Chris E. Williford, Executive Vice President, Chief Financial Officer and Treasurer

Dated:  September 14, 2005


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Exhibit No.                          Description

99.1 Press Release dated September 14, 2005 entitled "Abraxas Announces Expanded Capital Spending Budget for 2005 and Provides Operational Update"

99.2              Form  of  Abraxas  Petroleum  Corporation  Nonstatutory  Stock
                  Option Agreement